UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 18, 2006

                         Eaton Laboratories, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              45-0487463
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
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                (Address of principal executive offices)

                             (702) 221-1953
                       ---------------------------
                       (Issuer's telephone number)

                                Pinoak, Inc.
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On April 18, 2004, Pinoak, Inc. ("Pinoak"), a Nevada Corporation and Eaton Laboratories, Inc. ("ETLB"), a Nevada corporation filed Articles of Merger. Pinoak was purchased by ETLB on April 14, 2006. Pursuant to the Acquisition Agreement and Plan of Merger, ETLB acquired all the outstanding shares of common stock of Pinoak, Inc. from its sole stockholder, whereby ETLB became the surviving corporation. (See Current Report filed with the Commission on April 17, 2006 regarding the merger between Pinoak, Inc. and ETLB) The Acquisition Agreement and Plan of Merger required that Pinoak and ETLB file Articles of Merger with the Nevada Secretary of State.

The Company's Articles of Merger is attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         3.3*     Articles of Merger, by and between Pinoak, Inc.
                  and Eaton Laboratories, Inc. dated April 18, 2006.
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*This filing.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Eaton Laboratories, Inc.
                                   (formerly Pinoak, Inc.)
                             -------------------------------
                                      Registrant

                                By: /s/ T. J. Jesky
                                --------------------------------
                                 Name:  T. J. Jesky
                                 Title: President/Director

Dated:  April 19, 2006



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                                  Exhibit Index

(c)      Exhibits:

         3.3*     Articles of Merger, by and between Pinoak, Inc.
                  and Eaton Laboratories, Inc. dated April 18, 2006.

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*This filing.
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